Exhibit 99.1

The Trust Student Loan Pool as of October 31, 2018

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was 90 days or more past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2018, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,899,454 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 12 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$640,182,241
Aggregate Outstanding Principal Balance – Treasury Bill	$79,800,157
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	12.47%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$560,382,084
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.53%
Number of Borrowers	23,493
Average Outstanding Principal Balance Per Borrower	$27,250
Number of Loans	40,627
Average Outstanding Principal Balance Per Loan – Treasury Bill	$29,457
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$14,779
Weighted Average Remaining Term to Scheduled Maturity	173 months
Weighted Average Annual Interest Rate	4.89%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	3,279	$37,210,240	5.8%
3.01% to 3.50%	5,628	68,949,089	10.8
3.51% to 4.00%	7,552	107,649,772	16.8
4.01% to 4.50%	12,902	176,481,647	27.6
4.51% to 5.00%	5,560	89,229,478	13.9
5.01% to 5.50%	1,043	22,083,569	3.4
5.51% to 6.00%	476	10,945,847	1.7
6.01% to 6.50%	461	13,719,006	2.1
6.51% to 7.00%	467	12,138,820	1.9
7.01% to 7.50%	420	10,966,429	1.7
7.51% to 8.00%	1,260	31,982,940	5.0
8.01% to 8.50%	743	23,634,590	3.7
Equal to or greater than 8.51%	836	35,190,815	5.5

Total	40,627	$640,182,241	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	4,060	$10,317,214	1.6%
$5,000.00-$ 9,999.99	4,722	34,620,156	5.4
$10,000.00-$14,999.99	2,828	34,725,752	5.4
$15,000.00-$19,999.99	2,177	38,047,546	5.9
$20,000.00-$24,999.99	1,781	39,761,091	6.2
$25,000.00-$29,999.99	1,340	36,712,854	5.7
$30,000.00-$34,999.99	942	30,560,685	4.8
$35,000.00-$39,999.99	829	31,088,560	4.9
$40,000.00-$44,999.99	683	28,977,920	4.5
$45,000.00-$49,999.99	578	27,443,457	4.3
$50,000.00-$54,999.99	471	24,690,979	3.9
$55,000.00-$59,999.99	406	23,339,009	3.6
$60,000.00-$64,999.99	348	21,726,047	3.4
$65,000.00-$69,999.99	284	19,134,684	3.0
$70,000.00-$74,999.99	259	18,749,775	2.9
$75,000.00-$79,999.99	219	16,967,205	2.7
$80,000.00-$84,999.99	175	14,427,228	2.3
$85,000.00-$89,999.99	166	14,520,585	2.3
$90,000.00-$94,999.99	159	14,709,425	2.3
$95,000.00-$99,999.99	95	9,261,964	1.4
$100,000.00 and above	971	150,400,105	23.5

Total	23,493	$640,182,241	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	39,044	$603,882,852	94.3%
31-60 days	617	12,821,276	2.0
61-90 days	251	5,518,941	0.9
91-120 days	106	2,718,789	0.4
121-150 days	125	3,286,461	0.5
151-180 days	95	2,190,938	0.3
181-210 days	59	1,481,283	0.2
Greater than 210 days	330	8,281,701	1.3

Total	40,627	$640,182,241	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	214	$52,957	*
4 to12	930	639,580	0.1%
13 to 24	1,508	2,653,791	0.4
25 to 36	1,300	3,884,807	0.6
37 to 48	1,037	5,142,006	0.8
49 to 60	5,972	25,066,060	3.9
61 to 72	3,038	17,345,012	2.7
73 to 84	2,163	15,772,703	2.5
85 to 96	1,554	13,807,510	2.2
97 to 108	1,205	12,652,468	2.0
109 to 120	3,938	44,119,211	6.9
121 to 132	3,481	58,318,474	9.1
133 to 144	2,275	46,716,832	7.3
145 to 156	1,477	33,383,728	5.2
157 to 168	1,039	25,770,973	4.0
169 to 180	3,060	73,523,141	11.5
181 to 192	1,546	43,766,603	6.8
193 to 204	1,017	32,966,228	5.1
205 to 216	884	30,743,704	4.8
217 to 228	604	23,501,546	3.7
229 to 240	602	23,535,964	3.7
241 to 252	440	19,167,942	3.0
253 to 264	285	14,064,561	2.2
265 to 276	233	12,467,442	1.9
277 to 288	167	9,210,662	1.4
289 to 300	174	11,040,138	1.7
301 to 312	202	18,287,239	2.9
313 to 324	69	4,271,762	0.7
325 to 336	36	3,100,936	0.5
337 to 348	31	2,112,396	0.3
349 to 360	100	9,829,686	1.5
361 and above	46	3,266,178	0.5

Total	40,627	$640,182,241	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,279	$23,265,178	3.6%
Forbearance	1,963	49,439,399	7.7
Repayment
First year in repayment	394	17,705,042	2.8
Second year in repayment	365	13,365,358	2.1
Third year in repayment	447	14,645,523	2.3
More than 3 years in repayment	36,179	521,761,740	81.5

Total	40,627	$640,182,241	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 121.7 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	18.3	-	204.7
Forbearance	-	4.6	204.8
Repayment	-	-	168.2

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $25,485,459 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $18,435,870 or approximately 72.3% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	323	$5,610,204	0.9%
Alaska	78	1,247,383	0.2
Arizona	918	15,771,831	2.5
Arkansas	228	3,425,277	0.5
California	4,019	72,661,331	11.4
Colorado	667	8,016,517	1.3
Connecticut	784	11,250,492	1.8
Delaware	107	1,662,239	0.3
District of Columbia	174	2,939,177	0.5
Florida	2,462	48,910,102	7.6
Georgia	1,242	22,429,441	3.5
Hawaii	149	1,782,752	0.3
Idaho	133	1,780,245	0.3
Illinois	1,897	27,953,202	4.4
Indiana	1,237	17,032,770	2.7
Iowa	172	2,503,010	0.4
Kansas	678	8,343,293	1.3
Kentucky	285	4,559,633	0.7
Louisiana	1,304	22,018,034	3.4
Maine	171	2,368,782	0.4
Maryland	1,105	19,191,624	3.0
Massachusetts	1,428	17,995,435	2.8
Michigan	887	15,722,237	2.5
Minnesota	585	9,101,688	1.4
Mississippi	359	6,072,110	0.9
Missouri	809	11,860,994	1.9
Montana	94	1,519,031	0.2
Nebraska	77	805,901	0.1
Nevada	229	3,807,464	0.6
New Hampshire	290	4,004,176	0.6
New Jersey	1,224	18,251,500	2.9
New Mexico	137	2,686,508	0.4
New York	3,398	46,844,620	7.3
North Carolina	942	14,502,710	2.3
North Dakota	24	485,757	0.1
Ohio	264	5,308,564	0.8
Oklahoma	881	12,591,261	2.0
Oregon	615	9,428,898	1.5
Pennsylvania	1,689	27,022,268	4.2
Rhode Island	151	2,610,021	0.4
South Carolina	385	6,400,118	1.0
South Dakota	28	350,588	0.1
Tennessee	719	12,362,385	1.9
Texas	3,460	56,336,775	8.8
Utah	110	1,500,497	0.2
Vermont	64	721,820	0.1
Virginia	1,270	17,272,492	2.7
Washington	1,238	16,514,762	2.6
West Virginia	176	2,701,843	0.4
Wisconsin	580	7,014,193	1.1
Wyoming	38	212,754	*
Other	343	6,715,533	1.0

Total	40,627	$640,182,241	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	21,548	$265,211,034	41.4%
Other Repayment Options(1)	15,560	268,833,061	42.0
Income-driven Repayment(2)	3,519	106,138,146	16.6

Total	40,627	$640,182,241	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 425 loans with an aggregate outstanding principal balance of $14,920,044 currently in an interest-only period.  These interest-only loans represent approximately 2.1% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	19,845	$266,808,575	41.7%
Unsubsidized	20,782	373,373,666	58.3

Total	40,627	$640,182,241	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	69	$2,341,903	0.4%
October 1, 1993 through June 30, 2006	40,558	637,840,338	99.6
July 1, 2006 and later	0	0	0.0

Total	40,627	$640,182,241	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,633	$20,214,301	3.2%
College Assist	19	587,491	0.1
Educational Credit Management Corporation	1,079	18,378,417	2.9
Great Lakes Higher Education Corporation	410	8,772,358	1.4
Illinois Student Assistance Comm	1,590	20,240,391	3.2
Kentucky Higher Educ. Asst. Auth.	188	2,410,989	0.4
Louisiana Office Of Student Financial Asst	210	3,181,616	0.5
Michigan Guaranty Agency	569	8,001,764	1.2
New Jersey Higher Ed Student Assistance Authority	1,431	16,057,348	2.5
New York State Higher Ed Services Corp	5,019	65,160,009	10.2
Northwest Education Loan Association	3,148	41,118,294	6.4
Oklahoma Guaranteed Stud Loan Prog	886	11,826,089	1.8
Pennsylvania Higher Education Assistance Agency	3,700	50,427,413	7.9
Texas Guaranteed Student Loan Corp	2,461	41,583,813	6.5
United Student Aid Funds, Inc.	18,284	332,221,948	51.9
Total	40,627	$640,182,241	100.0%

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the related Significant Guarantors and/or from the Department of Education.  None of the depositor, the sellers, the servicer, their affiliates or the remarketing agents have audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan  programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, LLC and Student Assistance Corporation.  Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, LLC.  Navient Solutions, LLC and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USA Funds is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.  USA FUNDS, Inc. became a member of Great Lakes Higher Education Corporation, Affiliated Group, effective January 1, 2017.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”).  Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act.  The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans.  The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders.  The Consolidated Appropriations Act of 2016 provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency).  The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund.  The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010.  As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2016, USA Funds held net assets on behalf of the Federal Reserve Fund of approximately $143 million.  Through September 30, 2015, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $46.6 billion.  Also, as of September 30, 2016, USA Funds had operating fund assets totaling over $1.1 billion, which includes the $143 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding.  Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years, was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
United Student Aid Funds, Inc.	0.354%	0.277%	0.251%	0.308%	0.350%

For the past five federal fiscal years, USA Funds; claims rate has not exceeded 5% and, as a result, the highest allowable reinsurance has been paid on all USA Funds’ claims.  The actual claims rates are as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
United Student Aid Funds, Inc.	4.74%	4.73%	4.71%	0.60%	0.67%

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (“HESC”) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (FFELP).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP loans.  In 2009, the New York State Legislature created the New York Higher Education Loan Program (NYHELPs) and designated HESC as its administrator.  NYHELPs is a private student loan program for New York State residents attending participating institutions in the State.  However, no new funding has been recommended for the NYHELPs loan program after March 31, 2012 due to its continued underutilization.  As a result, no new NYHELPs loans will be made while the program is evaluated to determine how it can best serve New York State students and families.

As a result of the 3/30/2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective 7/1/2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after 6/30/2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning 7/1/2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have the responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2014, HESC had total FFELP assets of approximately $149 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $16.5 billion in original principal amount of loans outstanding.

Guarantee Volume.  HESC guaranteed the following amounts for the last five federal fiscal years ended September 30 (excluding consolidation loans):

	Loans Guaranteed ($ Millions)
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	$799	$0	$0	$0	$0

Reserve Ratio.  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund Balance by the original principal amount of loans outstanding.  HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

	Reserve Ratio as of Close of Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	0.33%	0.28%	0.28%	0.25%	0.29%

Recovery Rates.  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	23.46%	26.68%	27.26%	25.56%	22.74%

Claims Rate.  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:

	Claims Rate Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	1.86%	2.17%	1.59%	1.51%	1.52%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site.